PROSPECTUS SUPPLEMENT TO
                  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 1999

Amendment to the Prospectus

Effective July 1, 1999, David Semple and David Hulme will be responsible for the management of Worldwide Emerging Markets Fund as Co-Portfolio Managers.

                    PROSPECTUS SUPPLEMENT DATED JULY 1, 1999